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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2001

                           EXIGENT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    001-13519                  59-3379927
 ---------------------------         -----------              ----------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
 of incorporation or                 File Number)            Identification No.)
     organization)


                                1830 Penn Street
                            Melbourne, Florida 32901
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (321) 952-7550
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On April 2, 2001, Exigent International, Inc., a Delaware corporation ("Exigent"), entered into an Agreement and Plan of Merger with Harris Corporation, a Delaware corporation ("Harris") and Manatee Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Harris ("Manatee") (the "Merger Agreement"). The Merger Agreement relates to a cash tender offer being made by Manatee and Harris, to purchase all of Exigent's issued and outstanding shares of common stock par value $0.01 per share (including the associated Series B Junior Preferred Stock Purchase Rights)(the "Shares"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

         In connection with the Merger Agreement, Harris, Manatee and B.R. Smedley, Exigent's Chairman of the Board and Chief Executive Officer, entered into a Voting and Tender Agreement, dated April 2, 2001(the "Voting and Tender Agreement"). A copy of the Voting and Tender Agreement is attached hereto as
Exhibit 2.2.

         On April 2, 2001, Exigent's Board of Directors approved Amendment No. 2 to Rights Agreement between Exigent International, Inc. and Registrar and Transfer Company, as successor rights agent, dated October 27, 1998 ("Amendment No. 2 to Rights Agreement"). On April 3, 2001, Exigent and Registrar and Transfer Company executed Amendment No. 2 to Rights Agreement. Amendment No. 2 to Rights Agreement exempts from the definition of "Acquiring Person" (as defined in the Rights Agreement) any person who becomes the beneficial owner of more than 15% of Exigent's outstanding shares of common stock par value $ 0.01 per share (the "Common Stock"), with the prior approval of Exigent's Board of Directors. Amendment No. 2 to Rights Agreement ensures that the acquisition of more than 15% of Exigent's Common Stock by a person previously approved by Exigent's Board of Directors, shall not serve as an event triggering the issuance of any Rights Certificates (as defined in the Rights Agreement). A copy of Amendment No. 2 to Rights Agreement is attached hereto as Exhibit 4.1.

         On April 3, 2001, Exigent and Harris jointly issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached as Exhibit 99.1.

         This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of Exigent. At the time Manatee commences its offer, it will file a Tender Offer Statement with the SEC and Exigent will file a Solicitation/Recommendation Statement with respect to the offer. The tender offer will be made solely by the tender offer statement. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND ALL OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement will be made available to all stockholders of Exigent, at no expense to them. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and all other offer documents filed by Harris with the SEC) and the Solicitation/Recommendation Statement will also be available for free at the SEC's Web site at HTTP://WWW.SEC.GOV. Investors and security holders are strongly advised to read both the Tender Offer Statement and the Solicitation/Recommendation Statement regarding the tender offer

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referred to in this Current Report on Form 8-K when they become available because they will contain important information.

                           Forward Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the federal securities laws. These forward-looking statements can be identified by reference to words such as "expect," "believe," "anticipate," "plan," or similar expressions and involve risks and uncertainties, including, but not limited to, insufficient shares being tendered by Exigent stockholders, or non-occurrence of other conditions required for completion of the tender offer, delays in the closing date of this transaction, and other factors which could cause Exigent's or Harris' actual results to differ materially from those set forth in such forward-looking statements.

ITEM 7.    EXHIBITS.


   EXHIBIT NO.     DOCUMENT
   -----------     --------

         2.1 Agreement and Plan of Merger among Harris Corporation, Manatee Merger Corp. and Exigent International, Inc., dated April 2, 2001.

         2.2       Voting and Tender Agreement among Harris Corporation,
                   Manatee Merger Corp. and Bernie Smedley, dated April 2, 2001.

         4.1 Amendment No. 2 to Rights Agreement between Exigent International, Inc. and Registrar and Transfer Company, dated April 3, 2001.

        99.1       Press release dated April 3, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EXIGENT INTERNATIONAL, INC.


Date:    April 10, 2001                     By: /s/ Bernard R. Smedley
                                               ---------------------------------
                                               Bernard R. Smedley
                                               Chairman of the Board and Chief
                                                 Executive Officer

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                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

 2.1 Agreement and Plan of Merger among Harris Corporation, Manatee Merger Corp. and Exigent International, Inc., dated April 2, 2001.

 2.2 Voting and Tender Agreement among Harris Corporation, Manatee Merger Corp. and B.R. Smedley, dated April 2, 2001.

 4.1                Amendment No. 2 to Rights Agreement, dated April 3, 2001.

99.1                Press release dated April 3, 2001


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